SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 June 17, 1997

               (Date of Report, date of earliest event reported)


                                  VALHI, INC.

             (Exact name of Registrant as specified in its charter)


               Delaware            1-5467             87-0110150

            (State or other      (Commission        (IRS Employer
            jurisdiction of      File Number)    Identification No.)
            incorporation)

            5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697

            Address of principal executive offices)      (Zip Code)


                                 (972) 233-1700

              (Registrant's telephone number, including area code)


                                 Not applicable

             (Former name or address, if changed since last report)







Item 5: Other Events

        On June 17, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibit

        Item No.         Exhibit Index

        99.1             Press release dated June 17, 1997
                         issued by the Registrant


SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VALHI, INC.
                                 (Registrant)

                                 By:/s/ Steven L. Watson
                                 Steven L. Watson
                                 Vice President & Secretary



Date:  June 17, 1997